TF-2 7/09

P1, P2, P3, P4

SUPPLEMENT DATED JULY 27, 2009

TO THE PROSPECTUS DATED

MAY 1, 2009

AS PREVIOUSLY AMENDED

TEMPLETON FOREIGN SECURITIES FUND

(A series of Franklin Templeton Variable Insurance Products Trust)

The prospectus is amended by replacing the section "Portfolio Selection" under "Goals and Strategies" (page 1) with the following:

PORTFOLIO SELECTION

The manager's investment philosophy is "bottom-up," value-oriented, and long-term. In choosing investments, the Fund's manager focuses on the market price of a company's securities relative to its evaluation of the company's potential long-term earnings, asset value and cash flow. A company's historical value measures, including price/earnings ratio, profit margins and liquidation value, may also be considered, but are not limiting factors.

Please keep this supplement for future reference.